UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 11, 2018

Date of Report (Date of earliest event reported)

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke HM 19, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(441) 295-4513

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On June 11, 2018, RenaissanceRe Holdings Ltd. (the “Company”) entered into an Underwriting Agreement pursuant to which the Company agreed to sell, and the underwriters named therein agreed to purchase, subject to and upon terms and conditions set forth therein, 10,000,000 Depositary Shares, each of which represents a 1/1,000th interest in a share of its 5.75% Series F Preference Shares. The public offering price is $25 per Depositary Shares for an aggregate public offering price of $250 million. The offering was made pursuant to an effective shelf registration statement and is expected to close on June 18, 2018. A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

ITEM 8.01	Other Events.

On June 11, 2018, the Company issued a press release announcing its underwritten public offering of the Depositary Shares. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement dated as of June 11, 2018 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated June 11, 2018 announcing the Company’s public offering of Depositary Shares.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement dated as of June 11, 2018 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, and UBS Securities LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated June 11, 2018 announcing the Company’s public offering of Depositary Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: June 12, 2018	By:	/s/ Stephen H. Weinstein
		Name:	Stephen H. Weinstein
		Title:	Senior Vice President, General Counsel & Corporate Secretary